IXIS ADVISOR STRATEGIC INCOME FUND

Supplement dated April 2, 2007 to the IXIS Advisor Strategic Income Fund Class ABC Prospectus, dated February 1, 2007, as may be revised or supplemented from time to time

Effective July 1, 2007, the first paragraph of the section “Dividends and Distributions” will be amended and restated as follows:

The Fund generally distributes most or all of its net investment income (other than capital gains) in the form of dividends. The Fund declares and pays dividends for each class monthly. The Fund expects to distribute substantially all net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. To the extent permitted by law, the Fund may adopt a different schedule as long as payments are made at least annually.

SP340-0407